SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 5, 1999
                                                          ---------------

                                 CRITICARE SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction or incorporation)

                000-16061                            39-1501563
               ----------                            ----------
         (Commission File Number)          (I.R.S. Employer I.D. Number)


        20925 Crossroads Circle
          Waukesha,  Wisconsin                         53186
          --------------------                         -----
(Address of Principal Executive Offices)             (Zip Code)

                                  414-798-8282
                        --------------------------------
              (Registrant's telephone number; including area code)

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Item  5.  Other  Events.
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     On  October 5, 1999, Criticare Systems, Inc. (the "Company") issued a press release to notify investors that the Company does not have an audit report with respect to the financial statements contained in its Form 10-K filed on September 28, 1999. A copy of the Company's press release dated October 4, 1999 is filed as an exhibit to this report and is incorporated by reference herein.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)     Financial  statements  of  business  acquired.

          Not  applicable.

     (b)     Pro  forma  financial  information.

          Not  applicable.

     (c)     Exhibits

     20.1--Press  Release  dated  October  5,  1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CRITICARE  SYSEMS,  INC.
Date:  October  5,  1999
                                 BY             /s/  Joseph  M.  Siekierski
                                     ----------------------------------------
                                   Joseph M. Siekierski, Vice President- Finance


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